Slide 1

Meredith CORPORATION

Merrill Lynch Advertising/Marketing, Education & Information Conference

March 8, 2005

New York, NY

Bill Kerr

Good morning. It is a pleasure to be here today. I thank Karl Choi and Lauren Rich Fine for inviting us.

With me are Steve Lacy, President and COO, and Suku Radia, our CFO. We've been asked to allow more time for Q&A, so I'll provide you with a brief corporate overview and Steve will review our businesses. Then we'll be happy to take your questions.

Slide 2

This presentation contains forward-looking statements. I won't read the text of this slide, but it is important to remind you there are a number of factors that may affect our business and results.

This presentation includes references to non-GAAP financial measures such as EBITDA. Financial statements and tables that reconcile GAAP results and non-GAAP measures are posted on our web site.

Slide 3

Meredith Overview

Better Homes and Gardens
16 ways to say "I Love You"
COLOR
How to make time for YOU
WIN a dream home

CBS 46
cbs46.com

LADIES' Home Journal
Rick Warren's Family Love Lesson
Sudden Heart Attack
Why Even Young Women Are at Risk
Princess Diana Exclusive Personal Photos
Save Hundreds!
Smart Money Moves for Homeowners
5 Delicious Healthy Stews
"You're Hired!"
Why Companies Are Competing for Moms
Real Desperate Housewives
What to Do When Too Many People Need You
Wynonna & Ashley Judd
The painful personal battle they are fighting—together

CBS 5

LIMITED EDITION
Better Homes and Gardens
New COOK BOOK
1930 75th 2005
Anniversary EDITION

CHRYSLER
Coastal Paradise
Visiting 7 of America's history-rich lighthouse inns
UNDISCOVERED NEW ORLEANS
2005 CROSSFIRE SRT6
INSPIRATION UNLEASHED
ENTER NOW WIN

EYEWITNESS NEWS 3
WFSB-TV/DT Hartford New Haven

Better Homes and Gardens
bhg

For those of you who may not be familiar with Meredith, we have served the needs of American families for 103 years through service journalism. Each month we reach 75 million American consumers through our magazines, books, custom publications, web sites and television stations.

Slide 4

Meredith Strategies

- Produce strong organic growth from existing businesses
- Pursue targeted acquisitions
- Grow shareholder value and return cash to shareholders

I'll start by briefly reviewing our three overall business strategies.

First, we are committed to continuing our strong track record of organic growth in our existing businesses.

Second, we will pursue targeted acquisitions to fill gaps and expand our reach. These acquisitions will have readily apparent business logic; they will be manageable in size; and they will be either immediately or quickly accretive. American Baby, which we acquired two years ago, is a good example in Publishing and the WB affiliates in Chattanooga and Kansas City acquired recently reflect this strategy in Broadcasting.

Third, we will grow shareholder value and return excess cash to our shareholders through dividends and share repurchases as appropriate. In January, the Board increased the dividend 17 percent and authorized 2 million additional shares as part of our repurchase program.

Slide 5

Produce Strong Organic Growth

Strong EPS Growth

28.1% CAGR E
$1.19
$1.61
$2.00
$2.50 E
2002
2003
2004
2005
Fiscal Year End June 30

Diluted EPS before special items and adjusted for SFAS 123(R)
E—estimate

In the past few years, Meredith has produced excellent earnings growth. Fiscal 2003 earnings per share increased 35 percent and fiscal 2004 earnings per share rose 24 percent to a record $2.00.

On our late January conference call, we indicated fiscal 2005 earnings per share would approximate $2.50, which would equate to a 28 percent compound annual growth rate over this time period.

Slide 6

Grow Shareholder Value

Financial Targets

- **Business group margins**
  - Broadcasting—40% EBITDA
  - Publishing—20% operating profit
- **EPS growth**
  - Mid-to-high teens in political years
  - Low double digits in non-political years

We will continue to deliver strong earnings growth. Let me restate the long-term financial targets that we have enumerated during the last two years.

Broadcasting should improve its EBITDA margin to 40 percent over time. The group improved its margin from 23 percent in fiscal 2002 to 32 percent in fiscal 2004 and we are making good gains in fiscal 2005.

Publishing should increase its operating profit margin to 20 percent. The group improved its margin from 16 percent in fiscal 2002 to 18 percent in fiscal 2004. We have a high level of confidence that we will meet or exceed the objective.

We believe earnings per share should grow at least in the mid-to-high teens in political years and in the low double digits in non-political years. In the past few years, we have grown earnings per share ahead of these targets and we are confident in our ability to achieve these objectives.

Slide 7

Grow Shareholder Value

MDP Valuation

		Forward Fiscal Year Multiple	
Date	Price	PE	EBITDA
3/1/02	$38.92	32.7x A	12.3x A
3/3/03	$38.35	23.8x A	9.9x A
3/1/04	$50.40	25.2x A	11.5x A
3/4/05	$47.78	19.1x E	9.1x E

A—actual
E—estimate based on First Call mean estimates

We recognize the value in our shares. This slide highlights the forward PE and EBITDA multiple for our stock as of the beginning of March for the last four years. As you can see, we are trading currently at the lowest multiple during this time period.

Not only do we recognize the value in our shares, we have acted on this belief. To date in fiscal 2005, we have repurchased 1.5 million shares as part of our repurchase plan, compared with 750,000 in all of fiscal 2004.

Now, Steve will review our two businesses, starting with Publishing.

Slide 8

Publishing

Better Homes and Gardens
16 ways to say "I Love You"
COLOR your rooms beautiful
How to make time for YOU
WIN a dream home

LADIES' Home Journal
Sudden Heart Attack
Why Even Young Women Are at Risk
Princess Diana: Exclusive Personal Photos
Save Hundreds!
Smart Money Moves for Homeowners
5 Delicious Healthy Stews
"You're Hired!"
Why Companies Are Competing for Moms
Wynonna & Ashley Judd
The painful personal battle they are fighting—together
Real Desperate Housewives
What to Do When Too Many People Need You

american baby
What to Do With a Potty-School Dropout
THE IVY LEAGUE
Preppy Fashions for Your Preschooler
How to Get Nursing Off to A Good Start
THE MYTH OF MATERNITY LEAVE
What's For Lunch?
New Takes on Old Favorites—For Dinner and Dessert, Too!

More
FRESH SPRING FASHION
READY, SET, SHOP!
BRIGHT COLORS
BOLD PATTERNS
GREAT SHAPES
YOUR BEST BODY AFTER 40
A FITNESS PLAN DESIGNED FOR YOU NOW
HOT FLASHES RUINING YOUR SLEEP? TIPS TO TRY TONIGHT
AGE ERASERS FOR FLAWLESS SKIN
WANTED: SMART NOT 'DESPERATE' WOMEN ON TV
JOAN ALLEN in bloom
AT 48, SHE'S BREAKING HOLLYWOOD'S RULES (AND HER OWN)

LIMITED EDITION
Better Homes and Gardens
New COOK BOOK
1930
75th
2005
Anniversary EDITION

Better Homes and Gardens
SPECIAL INTEREST PUBLICATIONS
KITCHEN AND BATH IDEAS
Our Favorite Appliances, Faucets, and Sinks
SHARE THE JOY
8 Kitchens Made for Year-Round Gathering
Everything You Need To Know About Countertops

CHRYSLER
modern classic

bhg
FOOD
GARDEN
HOUSE & HOME
HOLIDAYS
CRAFTS
HEALTH
FAMILY
STORE
FREE

Steve Lacy

The Publishing Group has been a core strength of Meredith for more than 100 years. We publish 18 subscription magazines, led by Better Homes and Gardens and Ladies' Home Journal.

Our mid-size magazines, which include More, Country Home, Traditional Home and Midwest Living, are very successful. The American Baby Group extends our magazine portfolio to younger women and the growing Hispanic population.

We also have a line-up of 150 special interest publications, approximately 350 books, and custom publishing relationships with some of America's leading companies, including The Home Depot, DIRECTV and Chrysler. Also, we have a significant Internet presence with 26 web sites.

Slide 9

Publishing Growth Strategies

- Grow current businesses
  - Increase market share and nets per page
  - Expand advertising categories
  - Increase rate base and frequency
  - Grow circulation profitability
- Broaden magazine portfolio
  - Target younger women
  - Strengthen foothold in Hispanic market
- Expand brand franchises
  - Extend *Better Homes and Gardens'* reach
  - Establish *American Baby* and *MORE* brands
- Create new services and revenue streams
  - Database services
  - Consumer marketing
  - Product sales

Here is a look at Publishing's growth strategies.

We'll continue to grow our existing businesses by increasing our advertising market share, expanding advertising categories, increasing the rate base and frequency of our mid-size titles, and growing our circulation profits.

We will broaden our magazine portfolio through acquisitions and launches.

We will expand our brand franchises.

We will create new services and revenue streams.

Slide 10

Grow Current Businesses

BHG and *LHJ* Market Share

Women's Service Field*

35%
41%
45%
1994
2000
2004
Calendar Year

PIB advertising revenues

**BHG,LHJ, Family Circle, Good Housekeeping, Redbook* and *Woman's Day*

Looking at PIB data, you can see Better Homes and Gardens and Ladies' Home Journal have increased their combined market share of the women's service field about a point per year in the past decade.

Slide 11

Broaden Magazine Portfolio

Hispanic Ventures

- Consumer magazine
  - Fall 2005
  - Bi-monthly
  - 350,000 initial rate base
  - Home Interiors
- Marketing services
  - Integrated marketing
  - Custom publishing
  - Database marketing

Septiembre/Octubre 2004 $2.99
¡Siempre Mujer!
8 Estrategias para el Mejor Comportamiento de tus Niños
Libérate del Estrés
Decoración en el Corazón de un Hogar Latino
6 Secretos: ¡Para Adorar a tus Suegros!
¡Celebra tu Herencia Hispana!
Belleza y Moda en el Otoño

As we have said on many occasions, we are working to broaden our portfolio to serve younger readers and the rapidly growing Hispanic market. According to the Census Bureau, one in five new homeowners in the next decade will be Hispanic. The Hispanic market currently represents $600 billion in spending power and is expected to grow to $1 trillion by 2010.

Recently, we announced that we will launch a new business to serve the Hispanic market. Essentially the business will be centered on two broad initiatives:

The first is a lifestyle and shelter magazine for Hispanic women that will be titled Siempre Mujer. It will premier in the fall of 2005 on a bi-monthly basis with an initial rate base of 350,000. In addition to our 75 million name database and our newsstand distribution network with approximately 600,000 checkout pockets, we will extend our marketing alliance with Home Interiors and Gifts to increase circulation of the magazine. The Home Interiors' sales force has a strong presence in the Southwest and includes 30,000 Hispanic members, who will sell subscriptions to the magazine directly to Hispanic women.

The second broad initiative is a marketing services business that will leverage our integrated marketing, custom publishing and database marketing expertise. Regarding this second initiative, Procter & Gamble recently engaged Meredith to produce custom content and design for direct-to-consumer marketing materials sent to specific P&G segments. The first is the Hispanic segment.

We know our core competencies in home décor, family advice and child rearing are highly relevant to Hispanic women. Our new business venture will be a powerful tool to expand our presence in this significant market.

Slide 12

Create New Revenue Streams

Integrated Marketing and Books

DIRECTV
THE GUIDE
B'Bye!

SMART driver
HYUNDAI
Introducing
Tucson
THE NEW VERSATILE SUV
My Hyundai
Florida's Finest Coastal Fare
LOOK INSIDE

CHRYSLER
modern classic

LIMITED EDITION
Better Homes
New COOK BOOK
75th
1930
2005
Anniversary
EDITION

SPIDER-MAN
It Was a Great Day

Becoming Batman

Discovery CHANNEL

In addition to our powerful magazines, we operate businesses that generate revenues from sources other than advertising or circulation. In the first half of fiscal 2005, revenues from sources other than advertising or circulation represented 26 percent of total Publishing revenue, up from 24 percent in the first half of fiscal 2004.

Integrated Marketing, our custom publishing operation, produced excellent results in fiscal 2004 and the first half of fiscal 2005. Larger programs included the monthly program guide for DIRECTV and customer loyalty magazines for Chrysler, Nestlé and Carnival Cruise lines.

Additionally, we are leveraging our consumer database to provide more comprehensive services for clients. For Hyundai, we are providing traditional customer and dealer loyalty programs, as well as hosting Hyundai's database on our systems, supplementing its records with data from our files to help target, serve and retain customers more effectively. We expect to add more clients and expand existing relationships as a result of our database marketing expertise.

In our book business, we shipped nearly 650,000 units of the 75th Anniversary edition of the Better Homes and Gardens New Cook Book in the first half of fiscal 2005. We have signed licensing agreements with Discovery Communications, Marvel Enterprises and DC Comics that will continue to strengthen our pipeline.

I'll close the brief Publishing overview by reiterating that our book and integrated marketing businesses have performed well in the past two years and will continue to grow over time, reducing our dependence on magazine advertising.

Slide 13

Broadcasting Group

Portland
Bend
Las Vegas
Phoenix
Kansas City
Flint-Saginaw
WNEM-AM
Springfield
Hartford
Chattanooga
Nashville
Atlanta
Greenville, SC

Now, let's shift the focus to Broadcasting.

Here is a map of our Broadcast station group. We own

6 CBS affiliates

4 FOX

1 NBC, UPN and WB affiliate

Eight of our stations are in the country's top 35 markets and Las Vegas, which is 51st in terms of population, is number 28 in terms of revenue. In total, our group reaches nearly 10 percent of all U.S. households.

We have one AM radio station that serves the Saginaw-Bay City, Michigan market and we operate KSMO-TV, the WB affiliate, in Kansas City through a joint sales agreement.

Paul Karpowicz was recently named the new President of the Meredith Broadcasting Group. Paul is a highly respected television executive with 30 years of industry experience. Prior to joining Meredith, he was Vice President and Director for LIN Television, where he oversaw LIN's 23 properties in 14 markets.

Paul has the experience and proven leadership required to take Meredith Broadcasting to the next level. He has run a leading station group with network affiliates in major markets. He has an extensive background in news, programming, sales initiatives and broadcast transactions. Paul is a strong addition to the Meredith senior management team.

Slide 14

Broadcasting Growth Strategies

- **Achieve full turnaround in current station group**
  - Increase EBITDA and value
  - Improve performance in key markets
  - Control costs
- **Add new revenue streams**
  - Cornerstone, Internet and local programs
  - Radio stations
- **Duopolize and cluster as feasible**
  - Pursue duopolies in existing markets
  - Expand and create new clusters
- **Acquire stations to increase reach**
  - Diversify affiliation and geographic mix
  - Target mid-size growing markets
  - Look for underperforming properties

There are four main themes to Meredith Broadcasting's growth strategies.

We will continue the turnaround of our existing station group by increasing our news ratings and converting the rating gains to revenue and profit growth.

We will continue to create new revenue streams.

We want to form more duopolies and regional station clusters.

We want to acquire stations that will expand our reach.

Our growth strategies are very targeted and we have executed these strategies well.

Slide 15

Achieve Full Turnaround of Current Station Group

Late News Improvement

Audience Share

Market	Feb. 2002	Feb. 2005	Change
Atlanta	6	7	+1
Phoenix	7	11	+4
Portland	7	11	+4
Hartford	13	18	+5
Nashville	21	19	(2)
Kansas City	11	19	+8
Greenville	7	8	+1
Las Vegas	7	10	+3

Nielsen Households

Improving our news ratings has led to improved audience share. This slide highlights the audience share of our late news, comparing the February 2005 book with February 2002 in our eight largest markets. As you can see, we've produced impressive gains.

Let me share an important highlight from the February book. Our CBS affiliate in Kansas City posted excellent results, building on its strong performance in the November book. Its Monday through Friday late newscast was the market leader again. KCTV posted strong gains for all other newscasts as well.

Our stations are creating a winning news culture and news products that are resonating well in the marketplace. We look forward to building on this success.

Slide 16

Achieve Full Turnaround of Current Station Group

Broadcasting Spot Revenue Growth

30%
20%
10%
0%
-10%
-20%
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Calendar Year
Industry
Meredith

TVB

Improving ratings is important, but only if you convert the gains to revenue. We have done an impressive job of growing the top line. This graph compares our spot advertising growth with the industry average, as reported by TVB, for the past two years.

We continued our strong performance in January, growing revenues in the mid single digits, compared with the industry, which was flat, according to TVB.

Slide 17

Add New Revenue Streams

Cornerstone and Local Programs

Better Homes
Home For The
HOLIDAYS
candlelight traditions
welcome HOME
a tree in every room
gifts of good taste
LADIES' Home Journal
Healthy Lifestyles
HEALTH TIPS: Fiction or Fact?
SMALL DOSES for Better Health
SHRINK YOUR WAISTLINE
Healthy Kids
Better Homes
planning for the
FUTURE
LONG-TERM DISABILITY INSURANCE
FINANCIAL SECURITY IN TODAY'S ECONOMY
RETIREMENT
INVESTING
FOR THE AVERAGE FAMILY
$3
$5
$11
$22
$25-30 E
2001
2002
2003
2004
2005
Fiscal Year

In millions
E—estimate

Adding new revenue streams is an important growth strategy.

Our Cornerstone programs are unique and differentiate Meredith from other television broadcasters. We leverage our publishing brands by packaging content from our magazines with print ads from local advertisers. The result is a customized mini-magazine delivered to targeted customers in our local television markets.

Revenues from the Cornerstones, additional market-specific promotions, and Internet sales increased from about $3 million in fiscal 2001 to approximately $22 million in fiscal 2004. For fiscal 2005, we expect to generate $25 to $30 million from these programs.

Slide 18

Reiterate Outlook From Most Recent Earnings Release

- FY 2005—EPS to approximate $2.50
- Q3 FY 2005—EPS of $0.67 to $0.69

With that brief overview of our businesses, I'll reiterate the outlook we provided on our January 25th conference call. Then we'll take your questions.

As you know, the FASB recently finalized its option expensing standard and consistent with what we had previously stated, we early adopted expensing options in our second fiscal quarter, which ended last December.

For all of fiscal 2005, we said that option expense would reduce earnings per share approximately $0.14. Given this accounting adjustment, we anticipate option-adjusted earnings per share to approximate $2.50 in fiscal 2005.

For the third quarter, we said Broadcast pacings, which are a snapshot in time and change frequently, were running up in the low single digits. We expect Publishing to grow operating profit in the mid to high single digits. Publishing advertising revenues are expected to be down in the low single digits.

Expensing options will reduce earnings per share approximately $0.04 in each of the third and fourth quarters of fiscal 2005. Given this accounting adjustment, we anticipate earnings per share will be in the range of $0.67 to $0.69 in the third quarter of fiscal 2005.

Karl/Lauren-that concludes our brief opening remarks. We'll be happy to address questions now.

INFORMATION RELATING TO FORWARD-LOOKING STATEMENTS

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Actual results may differ materially from those forward-looking statements.

Factors that could adversely affect future results include, but are not limited to: downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss of one or more major clients; changes in consumer reading, purchase, order, and/or television viewing patterns; unanticipated increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in legislation and government regulations affecting the Company's industries; unexpected changes in interest rates; and any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement.